UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-42403	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1452 Hughes Rd., Ste 200 Grapevine, Texas	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-344-4375

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	ACOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2026, following Alpha Cognition Inc.’s (the “Company”) 2026 annual meeting of stockholders on June 16, 2026 (the “Meeting”), the board of directors (the “Board”) of the Copmany appointed Dr. Robert Wills as non-executive Chair of the Board. Dr.Wills fills the vacancy left by Mr. Len Mertz who, as previously announced, did not stand for re-election as a director of the Company at the Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2026, the Company held the Meeting. The Meeting was held in person at Timarron Country Club, 1400 Byron Nelson Pkwy, Southlake, Texas 76092.

As of the record date, April 24, 2026, there were a total of 21,774,104 shares of common stock issued and outstanding, no restricted shares of common stock issued and outstanding, and 316,655 preferred shares of common stock issued and outstanding and entitled to vote at the Meeting. At the Meeting, 10,535,277 shares of common stock and preferred shares of common stock were represented in person or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Number of Directors

To set the number of directors that constitutes the Board at six directors:

Votes For	Votes Against	Abstentions	Broker Non Votes
10,516,942	11,980	6,355	0

Proposal No. 2 - Election of Directors

To elect the following nominees to serve as members of the Company’s Board:

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Michael McFadden	6,360,245	75,594	4,099,438
Kenneth Cawkell	6,340,863	94,976	4,099,438
Rajeev ‘Rob’ Bakshi	4,436,011	1,999,828	4,099,438
Phillip Mertz	6,360,595	75,244	4,099,438
Robert Wills	6,412,233	23,606	4,099,438
Bethany Sensenig	6,164,918	270,921	4,099,438

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

To ratify CBIZ CPAs P.C., Certified Public Accountants as the auditor of the Company for the ensuing year and to authorize the audit committee of the Board to fix the remuneration to be paid to the auditor:

Votes For	Votes Against	Abstentions	Broker Non Votes
10,000,365	533,188	1,723	1

At the Meeting, the number of directors was set to six (6), all nominees for director were elected to office, and the ratification of the independent registered public accounting firm was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer

Dated: June 23, 2026

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